Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2026

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	2Q 2026	YTD 2026	3Q 2026	Full-Year 2026

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$69,035	$258,866	--	--
Net income/(loss) attributable to common stockholders	$67,810	$256,421	--	--
Income/(loss) per weighted average common share, diluted	$0.21	$0.79	$0.13 to $0.15	$1.03 to $1.11

Per Share Metrics
FFO per common share and unit, diluted	$0.60	$1.23	$0.63 to $0.65	$2.47 to $2.55
FFO as Adjusted per common share and unit, diluted	$0.64	$1.25	$0.63 to $0.65	$2.49 to $2.57
Dividend declared per share and unit	$0.435	$0.87	$0.435	$1.74 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Straight-line basis)	1.8%	1.3%	--	0.75% to 2.00%
Expense growth	2.6%	3.5%	--	2.75% to 3.75%
NOI growth/(decline) (Straight-line basis)	1.4%	0.3%	--	0% to 1.25%
Physical Occupancy	96.6%	96.6%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	52,426	156	90.5%
Stabilized, Non-Mature	1,214	3	1.8%
Acquired Communities	298	2	0.3%
Non-Residential / Other	N/A	N/A	1.6%
Joint Venture (3)	5,401	22	5.8%
Total completed	59,339	183	100.0%
Held for Disposition	235	1	-
Under Development	685	2	-
Total Quarter-end (3)(4)	60,259	186	100.0%

Balance Sheet Metrics (adjusted for non-recurring items)	2Q 2026	2Q 2025
Consolidated Interest Coverage Ratio	5.2x	5.2x
Consolidated Fixed Charge Coverage Ratio	5.0x	5.1x
Consolidated Debt as a percentage of Total Assets	32.7%	32.4%
Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items	5.6x	5.5x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2026.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes homes that are part of the Debt and Preferred Equity Program as described in Attachment 10.

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2026	2025	2026	2025

REVENUES:
Rental income	$422,933	$423,001	$846,254	$842,837
Joint venture management and other fees	2,466	2,398	4,994	4,510
Total revenues	425,399	425,399	851,248	847,347

OPERATING EXPENSES:
Property operating and maintenance	76,331	75,613	157,063	151,603
Real estate taxes and insurance	56,846	57,008	116,705	115,753
Property management	13,745	13,747	27,503	27,392
Other operating expenses	12,966	7,753	22,381	15,812
Real estate depreciation and amortization	160,120	163,191	321,388	324,585
General and administrative	18,714	19,929	38,078	39,424
Casualty-related charges/(recoveries), net	3,073	3,382	8,802	6,679
Other depreciation and amortization	3,451	7,387	6,786	14,454
Total operating expenses	345,246	348,010	698,706	695,702

Gain/(loss) on sale of real estate owned	35,704	-	193,120	47,939
Operating income	115,857	77,389	345,662	199,584

Income/(loss) from unconsolidated entities	3,271	3,629	22,967	9,443
Interest expense	(47,640)	(48,665)	(96,216)	(96,366)
Interest income and other income/(expense), net	2,596	8,134	5,030	10,055

Income/(loss) before income taxes	74,084	40,487	277,443	122,716
Tax (provision)/benefit, net	(429)	(258)	(884)	(416)

Net Income/(loss)	73,655	40,229	276,559	122,300
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(4,609)	(2,545)	(17,670)	(7,884)
Net (income)/loss attributable to noncontrolling interests	(11)	(11)	(23)	(23)

Net income/(loss) attributable to UDR, Inc.	69,035	37,673	258,866	114,393
Distributions to preferred stockholders - Series E (Convertible)	(1,225)	(1,211)	(2,445)	(2,417)

Net income/(loss) attributable to common stockholders	$67,810	$36,462	$256,421	$111,976

Income/(loss) per weighted average common share - basic:	$0.21	$0.11	$0.79	$0.34
Income/(loss) per weighted average common share - diluted:	$0.21	$0.11	$0.79	$0.34

Common distributions declared per share	$0.435	$0.43	$0.87	$0.86

Weighted average number of common shares outstanding - basic	322,958	330,778	325,117	330,703
Weighted average number of common shares outstanding - diluted	323,287	331,715	325,387	331,717

(1)	See Attachment 14 for definitions and other terms.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2026	2025	2026	2025

Net income/(loss) attributable to common stockholders	$67,810	$36,462	$256,421	$111,976

Real estate depreciation and amortization	160,120	163,191	321,388	324,585
Noncontrolling interests	4,620	2,556	17,693	7,907
Real estate depreciation and amortization on unconsolidated joint ventures	10,857	13,458	26,338	26,224
Net (gain)/loss on consolidation	(275)	(286)	(275)	(286)
Net (gain)/loss on the sale of depreciable real estate owned, net of tax	(35,674)	-	(193,090)	(47,939)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$207,458	$215,381	$428,475	$422,467

Distributions to preferred stockholders - Series E (Convertible) (2)	1,225	1,211	2,445	2,417

FFO attributable to common stockholders and unitholders, diluted	$208,683	$216,592	$430,920	$424,884

FFO per weighted average common share and unit, basic	$0.60	$0.61	$1.23	$1.19
FFO per weighted average common share and unit, diluted	$0.60	$0.61	$1.23	$1.19

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	345,147	353,617	347,566	353,572
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	348,292	357,370	350,652	357,402

Impact of adjustments to FFO:
Legal and other costs	$8,418	$3,358	$13,601	$7,163
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	1,277	220	(14,157)	431
Severance costs	532	1,024	532	1,523
Software transition related costs	-	2,967	-	5,934
Casualty-related charges/(recoveries)	3,073	3,382	8,802	6,679
Total impact of adjustments to FFO	$13,300	$10,951	$8,778	$21,730

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$221,983	$227,543	$439,698	$446,614

FFO as Adjusted per weighted average common share and unit, diluted	$0.64	$0.64	$1.25	$1.25

Recurring capital expenditures, inclusive of unconsolidated joint ventures	(28,465)	(29,201)	(49,165)	(47,606)
AFFO attributable to common stockholders and unitholders, diluted	$193,518	$198,342	$390,533	$399,008

AFFO per weighted average common share and unit, diluted	$0.56	$0.56	$1.11	$1.12

(1)	See Attachment 14 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and six months ended June 30, 2026 and June 30, 2025. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2026	2025

ASSETS

Real estate owned:
Real estate held for investment	$16,114,220	$16,415,000
Less: accumulated depreciation	(7,439,163)	(7,374,546)
Real estate held for investment, net	8,675,057	9,040,454
Real estate under development
(net of accumulated depreciation of $0 and $0)	147,617	72,885
Real estate held for disposition
(net of accumulated depreciation of $79,664 and $0)	54,384	-
Total real estate owned, net of accumulated depreciation	8,877,058	9,113,339

Cash and cash equivalents	1,193	1,222
Restricted cash	34,936	35,710
Notes receivable, net	171,667	149,979
Investment in and advances to unconsolidated joint ventures, net	728,837	886,492
Operating lease right-of-use assets	185,647	187,624
Other assets	266,010	231,308
Total assets	$10,265,348	$10,605,674

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$933,063	$961,180
Unsecured debt	4,880,769	4,860,189
Operating lease liabilities	181,016	182,963
Real estate taxes payable	41,847	45,640
Accrued interest payable	51,419	51,698
Security deposits and prepaid rent	58,473	61,205
Distributions payable	150,913	151,934
Accounts payable, accrued expenses, and other liabilities	128,549	142,102
Total liabilities	6,426,049	6,456,911

Redeemable noncontrolling interests in the OP and DownREIT Partnership	900,280	859,966

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at June 30, 2026 and December 31, 2025:
2,600,678 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,600,678 shares at December 31, 2025)	43,192	43,192
9,778,769 shares of Series F outstanding (10,105,845 shares at December 31, 2025)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at June 30, 2026 and December 31, 2025:
321,266,356 shares issued and outstanding (328,273,044 shares at December 31, 2025)	3,213	3,283
Additional paid-in capital	7,216,484	7,480,594
Distributions in excess of net income	(4,327,138)	(4,240,268)
Accumulated other comprehensive income/(loss), net	2,931	1,660
Total stockholders' equity	2,938,683	3,288,462
Noncontrolling interests	336	335
Total equity	2,939,019	3,288,797
Total liabilities and equity	$10,265,348	$10,605,674

(1)	See Attachment 14 for definitions and other terms.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2026	2025

Common shares	321,266,356	328,273,044
Restricted unit and common stock equivalents	121,418	158,633
Operating and DownREIT Partnership units	21,983,169	22,531,708
Series E cumulative convertible preferred shares (2)	2,815,608	2,815,608
Total common shares, OP/DownREIT units, and common stock equivalents	346,186,551	353,778,993

Weighted Average Number of Shares Outstanding	2Q 2026	2Q 2025

Weighted average number of common shares and OP/DownREIT units outstanding - basic	345,147,319	353,616,958
Weighted average number of OP/DownREIT units outstanding	(22,189,639)	(22,838,737)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	322,957,680	330,778,221

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	348,291,597	357,369,234
Weighted average number of OP/DownREIT units outstanding	(22,189,639)	(22,838,737)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,815,608)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	323,286,350	331,714,889

	Year-to-Date 2026	Year-to-Date 2025

Weighted average number of common shares and OP/DownREIT units outstanding - basic	347,566,056	353,572,418
Weighted average number of OP/DownREIT units outstanding	(22,448,767)	(22,868,799)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	325,117,289	330,703,619

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	350,651,049	357,400,910
Weighted average number of OP/DownREIT units outstanding	(22,448,767)	(22,868,799)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,815,608)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	325,386,674	331,716,503

(1)	See Attachment 14 for definitions and other terms.
(2)	At June 30, 2026 and December 31, 2025 there were 2,600,678 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,815,608 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

June 30, 2026

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity

Secured	Fixed		$909,154		15.6%	3.46%	3.2
	Floating		27,000		0.5%	2.56%	5.7
	Combined		936,154		16.1%	3.43%	3.3

Unsecured	Fixed		4,225,000	(2)	72.5%	3.15%	4.5
	Floating		665,968		11.4%	4.14%	0.7
	Combined		4,890,968		83.9%	3.29%	4.0

Total Debt	Fixed		5,134,154		88.1%	3.21%	4.3
	Floating		692,968		11.9%	4.07%	0.9
	Combined		5,827,122		100.0%	3.31%	3.9
	Total Non-Cash Adjustments (3)		(13,290)
	Total per Balance Sheet		$5,813,832			3.38%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (4)	Debt	Paper (5) (6) (7)		Balance	% of Total	Interest Rate

2026	$28,351	$300,000	$480,000		$808,351	13.9%	3.59%
2027	6,939	300,000	10,968		317,907	5.4%	3.54%
2028	166,526	300,000	-		466,526	8.0%	3.72%
2029	315,811	650,000	-		965,811	16.6%	4.05%
2030	230,597	600,000	-		830,597	14.2%	3.34%
2031	160,930	600,000	-		760,930	13.1%	2.92%
2032	27,000	400,000	-		427,000	7.3%	2.13%
2033	-	650,000	-		650,000	11.2%	1.99%
2034	-	600,000	-		600,000	10.3%	4.04%
2035	-	-	-		-	-	-
Thereafter	-	-	-		-	-	-
	936,154	4,400,000	490,968		5,827,122	100.0%	3.31%
Total Non-Cash Adjustments (3)	(3,091)	(10,199)	-		(13,290)
Total per Balance Sheet	$933,063	$4,389,801	$490,968		$5,813,832		3.38%

(1)	See Attachment 14 for definitions and other terms.
(2)	Includes amounts on our $350.0 million unsecured Term Loan that have been swapped to fixed. The amounts swapped to fixed are $175.0 million at a weighted average rate of 4.04% that expires in October 2027. The amounts that have not been swapped to fixed carry an interest rate of SOFR plus 85.0 basis points. The $350.0 million Term Loan has a maturity date of January 2029 plus two one-year extension options.
(3)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(4)	Includes principal amortization, as applicable.
(5)	The 2026 maturity reflects the $480.0 million of principal outstanding at an interest rate of 4.01%, the equivalent of SOFR plus a spread of 36.0 basis points, on the Company’s unsecured commercial paper program as of June 30, 2026. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at June 30, 2026. The facility has a maturity date of August 2028, plus two six-month extension options and currently carries an interest rate equal to SOFR plus 77.5 basis points.
(7)	There was $11.0 million outstanding on our $75.0 million working capital credit facility at June 30, 2026. The facility has a maturity date of January 2027 plus two one-year extension options. The working capital credit facility currently carries an interest rate equal to SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					June 30, 2026
Net income/(loss)					$73,655
Adjustments:
Interest expense, including debt extinguishment and other associated costs					47,640
Real estate depreciation and amortization					160,120
Other depreciation and amortization					3,451
Tax provision/(benefit), net					429
Net (gain)/loss on the sale of depreciable real estate owned					(35,704)
Net (gain)/loss on consolidation					(275)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					17,089
EBITDAre					$266,405

Casualty-related charges/(recoveries), net					3,073
Legal and other costs					8,418
Realized and unrealized (gain)/loss on real estate technology investments					413
Severance costs					532
(Income)/loss from unconsolidated entities					(3,271)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(17,089)
Management fee expense on unconsolidated joint ventures					(1,055)
Consolidated EBITDAre - adjusted for non-recurring items					$257,426

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,029,704

Interest expense, including debt extinguishment and other associated costs					47,640
Capitalized interest expense					2,323
Total interest					$49,963

Preferred dividends					$1,225

Total debt					$5,813,832
Cash					(1,193)
Net debt					$5,812,639

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.2x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.6x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.6% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.7x	Yes
Maximum Secured Debt Ratio			≤40.0%	8.7%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	363.5%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.7% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.6x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	5.2%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	315.2%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	2Q 2026 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,843	$260,311	89.8%	$14,760,202	90.0%
Encumbered assets	7,330	29,445	10.2%	1,635,683	10.0%
	54,173	$289,756	100.0%	$16,395,885	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Revenues
Same-Store Communities	52,426	$401,686	$396,174	$397,809	$398,779	$394,711
Stabilized, Non-Mature Communities	1,214	8,550	8,566	6,973	5,510	3,824
Acquired Communities	298	1,366	-	-	-	-
Development Communities	-	2	-	-	-	-
Non-Residential / Other	-	7,362	7,177	7,350	7,500	6,963
Total	53,938	$418,966	$411,917	$412,132	$411,789	$405,498

Expenses
Same-Store Communities		$126,073	$131,132	$124,038	$127,535	$122,843
Stabilized, Non-Mature Communities		3,152	2,946	1,986	1,422	1,582
Acquired Communities		447	-	-	-	-
Development Communities		37	-	-	-	-
Non-Residential / Other		2,462	2,981	3,624	3,365	3,307
Total (2)		$132,171	$137,059	$129,648	$132,322	$127,732

Net Operating Income
Same-Store Communities		$275,613	$265,042	$273,771	$271,244	$271,868
Stabilized, Non-Mature Communities		5,398	5,620	4,987	4,088	2,242
Acquired Communities		919	-	-	-	-
Development Communities		(35)	-	-	-	-
Non-Residential / Other		4,900	4,196	3,726	4,135	3,656
Total		$286,795	$274,858	$282,484	$279,467	$277,766

Operating Margin
Same-Store Communities		68.6%	66.9%	68.8%	68.0%	68.9%

Weighted Average Physical Occupancy
Same-Store Communities		96.6%	96.6%	96.9%	96.7%	96.9%
Stabilized, Non-Mature Communities		95.9%	95.2%	95.0%	93.2%	88.7%
Acquired Communities		95.3%	-	-	-	-
Development Communities		-	-	-	-	-
Other (3)		96.2%	97.4%	96.6%	96.4%	96.5%
Total		96.6%	96.5%	96.8%	96.6%	96.7%

Sold and Held for Disposition Communities (5)
Revenues	235	$3,967	$11,404	$16,693	$17,505	$17,503
Expenses (2)		1,006	3,532	4,625	4,837	4,889
Net Operating Income/(Loss)		$2,961	$7,872	$12,068	$12,668	$12,614

Total	54,173	$289,756	$282,730	$294,552	$292,135	$290,380

Non-Mature Home Breakout - By Date					Estimated
					Same-Store
		Category	# of Homes	Market	Quarter (4)

101 N. Meridian		Stabilized, Non-Mature	330	Tampa, FL	3Q26

Broadridge		Stabilized, Non-Mature	478	Philadelphia, PA	1Q27

The Enclave at Potomac Club		Stabilized, Non-Mature	406	Metropolitan DC	1Q27

Meetinghouse		Acquired	232	Portland, OR	3Q27

Junction		Acquired	66	Los Angeles, CA	3Q27

Total			1,512

(1)	See Attachment 14 for definitions and other terms.
(2)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(3)	Includes occupancy of Sold and Held for Disposition Communities.
(4)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(5)	Home count represents a Held for Disposition community at June 30, 2026. The revenues, expenses, and net operating income/(loss) represent both the Held for Disposition and Sold communities during the periods presented.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 2Q 2026
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2026	2Q 2025	% Change

Personnel	14.8%	$18,715	$18,103	3.4%
Utilities	14.4%	18,155	17,261	5.2%
Repair and maintenance	19.9%	25,138	24,950	0.8%
Administrative and marketing	7.8%	9,892	9,638	2.6%
Controllable expenses	56.9%	71,900	69,952	2.8%

Real estate taxes	39.1%	$49,149	$47,825	2.8%
Insurance	4.0%	5,024	5,066	-0.8%
Same-Store operating expenses	100.0%	$126,073	$122,843	2.6%

Same-Store Homes	52,426

	% of 2Q 2026
	SS Operating
Sequential Comparison	Expenses	2Q 2026	1Q 2026	% Change

Personnel	14.8%	$18,715	$19,503	-4.0%
Utilities	14.4%	18,155	20,148	-9.9%
Repair and maintenance	19.9%	25,138	25,554	-1.6%
Administrative and marketing	7.8%	9,892	9,816	0.8%
Controllable expenses	56.9%	71,900	75,021	-4.2%

Real estate taxes	39.1%	$49,149	$50,990	-3.6%
Insurance	4.0%	5,024	5,121	-1.9%
Same-Store operating expenses	100.0%	$126,073	$131,132	-3.9%

Same-Store Homes	52,426

	% of YTD 2026
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2026	YTD 2025	% Change

Personnel	14.9%	$38,184	$36,802	3.8%
Utilities	14.9%	38,236	35,813	6.8%
Repair and maintenance	19.7%	50,570	48,806	3.6%
Administrative and marketing	7.7%	19,631	18,928	3.7%
Controllable expenses	57.2%	146,621	140,349	4.5%

Real estate taxes	38.8%	$99,713	$97,446	2.3%
Insurance	4.0%	10,132	9,999	1.3%
Same-Store operating expenses	100.0%	$256,466	$247,794	3.5%

Same-Store Homes	52,341

(1)	See Attachment 14 for definitions and other terms.

Attachment 7

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2026

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,247
San Francisco, CA	3,317	-	3,317	602	3,919	3,937
Seattle, WA	2,290	-	2,290	284	2,574	2,972
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,435
Los Angeles, CA	1,225	66	1,291	340	1,631	3,465
	12,704	66	12,770	1,927	14,697

Northeast Region
Boston, MA	4,667	-	4,667	876	5,543	3,353
New York, NY	1,945	-	1,945	710	2,655	5,400
Philadelphia, PA	1,172	478	1,650	290	1,940	2,527
	7,784	478	8,262	1,876	10,138

Mid-Atlantic Region
Metropolitan DC	9,119	406	9,525	360	9,885	2,523
Baltimore, MD	1,721	-	1,721	-	1,721	2,142
	10,840	406	11,246	360	11,606

Southeast Region
Tampa, FL	3,611	330	3,941	-	3,941	2,232
Orlando, FL	3,293	-	3,293	200	3,493	1,907
Nashville, TN	2,055	-	2,055	-	2,055	1,741
	8,959	330	9,289	200	9,489

Southwest Region
Dallas, TX	7,449	-	7,449	-	7,449	1,810
Austin, TX	1,880	-	1,880	-	1,880	1,704
	9,329	-	9,329	-	9,329

Other Markets (5)	2,810	232	3,042	1,038	4,080	2,340

Totals	52,426	1,512	53,938	5,401	59,339	$2,677

Communities (6)	156	5	161	22	183

		Homes	Communities
Total completed homes		59,339	183
Held for Disposition		235	1
Under Development (7)		685	2

Total Quarter-end homes and communities		60,259	186

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (292 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (452 wholly owned, 256 JV homes) and Richmond (841 wholly owned, 518 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2026

(Unaudited) (1)

					% Increase/(Decrease) over Prior Year Quarter
		% of Same-		Revenue per
	Total	Store Portfolio	Physical	Occupied					Revenue per
	Same-Store	Based on	Occupancy	Home				Physical	Occupied
	Homes	2Q 2026 NOI	2Q 2026	2Q 2026	Revenue	Expense	NOI	Occupancy	Home

West Region
Orange County, CA	4,305	11.5%	96.3%	$3,252	2.0%	0.2%	2.5%	-0.7%	2.7%
San Francisco, CA	3,317	9.7%	97.8%	3,817	8.0%	12.2%	6.5%	0.3%	7.6%
Seattle, WA	2,290	5.3%	97.3%	2,984	1.9%	2.0%	1.9%	0.2%	1.7%
Monterey Peninsula, CA	1,567	3.0%	96.2%	2,435	2.4%	-2.2%	4.0%	-0.1%	2.4%
Los Angeles, CA	1,225	2.9%	95.8%	3,289	1.0%	-2.8%	2.7%	-0.2%	1.2%
	12,704	32.4%	96.8%	3,254	3.7%	3.7%	3.7%	-0.2%	3.8%

Northeast Region
Boston, MA	4,667	11.8%	96.7%	3,395	2.1%	3.7%	1.4%	-0.2%	2.3%
New York, NY	1,945	6.2%	97.6%	5,340	4.0%	0.5%	6.9%	-0.3%	4.3%
Philadelphia, PA	1,172	2.2%	97.0%	2,663	4.4%	4.2%	4.5%	0.0%	4.4%
	7,784	20.2%	97.0%	3,771	3.0%	2.3%	3.4%	-0.2%	3.2%

Mid-Atlantic Region
Metropolitan DC	9,119	16.5%	96.6%	2,526	1.3%	2.8%	0.6%	-0.4%	1.8%
Baltimore, MD	1,721	2.5%	96.9%	2,142	3.1%	7.3%	0.7%	0.5%	2.5%
	10,840	19.0%	96.6%	2,465	1.6%	3.5%	0.6%	-0.3%	1.9%

Southeast Region
Tampa, FL	3,611	5.3%	96.6%	2,152	-1.7%	2.1%	-3.6%	0.0%	-1.7%
Orlando, FL	3,293	4.6%	96.7%	1,910	-0.7%	-2.3%	0.1%	0.4%	-1.1%
Nashville, TN	2,055	2.6%	95.2%	1,741	-0.3%	4.8%	-2.3%	-0.9%	0.6%
	8,959	12.5%	96.3%	1,969	-1.0%	1.0%	-2.0%	-0.1%	-1.0%

Southwest Region
Dallas, TX	7,449	8.9%	96.6%	1,810	0.3%	3.3%	-1.5%	-0.3%	0.7%
Austin, TX	1,880	2.0%	97.0%	1,704	-5.8%	-6.3%	-5.4%	-0.2%	-5.5%
	9,329	10.9%	96.7%	1,789	-1.0%	1.1%	-2.2%	-0.3%	-0.6%

Other Markets	2,810	5.0%	96.1%	2,380	0.2%	4.7%	-1.4%	-0.5%	0.7%

Total/Weighted Avg.	52,426	100.0%	96.6%	$2,642	1.8%	2.6%	1.4%	-0.2%	2.0%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2026

(Unaudited) (1)

					% Increase/(Decrease) over Last Quarter
		% of Same-		Revenue per
	Total	Store Portfolio	Physical	Occupied					Revenue per
	Same-Store	Based on	Occupancy	Home				Physical	Occupied
	Homes	2Q 2026 NOI	2Q 2026	2Q 2026	Revenue	Expense	NOI	Occupancy	Home

West Region
Orange County, CA	4,305	11.5%	96.3%	$3,252	1.0%	-12.4%	5.5%	0.1%	1.0%
San Francisco, CA	3,317	9.7%	97.8%	3,817	3.3%	-7.8%	8.4%	0.1%	3.2%
Seattle, WA	2,290	5.3%	97.3%	2,984	1.6%	-4.7%	3.9%	0.3%	1.3%
Monterey Peninsula, CA	1,567	3.0%	96.2%	2,435	0.1%	-3.0%	1.2%	-1.1%	1.2%
Los Angeles, CA	1,225	2.9%	95.8%	3,289	0.6%	-9.0%	5.4%	-0.4%	1.0%
	12,704	32.4%	96.8%	3,254	1.7%	-8.4%	5.7%	-0.1%	1.7%

Northeast Region
Boston, MA	4,667	11.8%	96.7%	3,395	1.9%	-4.5%	4.9%	0.4%	1.4%
New York, NY	1,945	6.2%	97.6%	5,340	1.4%	-3.1%	5.1%	-0.9%	2.3%
Philadelphia, PA	1,172	2.2%	97.0%	2,663	2.6%	-12.5%	12.0%	0.7%	1.8%
	7,784	20.2%	97.0%	3,771	1.8%	-4.8%	5.7%	0.2%	1.8%

Mid-Atlantic Region
Metropolitan DC	9,119	16.5%	96.6%	2,526	1.1%	-3.1%	3.1%	0.3%	0.8%
Baltimore, MD	1,721	2.5%	96.9%	2,142	2.0%	7.2%	-0.9%	0.5%	1.4%
	10,840	19.0%	96.6%	2,465	1.2%	-1.6%	2.6%	0.3%	0.8%

Southeast Region
Tampa, FL	3,611	5.3%	96.6%	2,152	0.4%	-0.5%	0.9%	0.2%	0.2%
Orlando, FL	3,293	4.6%	96.7%	1,910	1.1%	-1.6%	2.3%	0.3%	0.7%
Nashville, TN	2,055	2.6%	95.2%	1,741	1.2%	-2.9%	3.1%	-0.3%	1.6%
	8,959	12.5%	96.3%	1,969	0.8%	-1.3%	1.9%	0.1%	0.7%

Southwest Region
Dallas, TX	7,449	8.9%	96.6%	1,810	1.3%	1.0%	1.4%	-0.3%	1.6%
Austin, TX	1,880	2.0%	97.0%	1,704	-1.2%	-5.3%	2.0%	0.3%	-1.5%
	9,329	10.9%	96.7%	1,789	0.8%	-0.4%	1.5%	-0.2%	1.0%

Other Markets	2,810	5.0%	96.1%	2,380	1.8%	-0.8%	2.9%	0.3%	1.5%

Total/Weighted Avg.	52,426	100.0%	96.6%	$2,642	1.4%	-3.9%	4.0%	0.0%	1.4%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2026

(Unaudited) (1)

					% Increase/(Decrease) over Prior Year
		% of Same-		Revenue per
	Total	Store Portfolio	Physical	Occupied					Revenue per
	Same-Store	Based on	Occupancy	Home				Physical	Occupied
	Homes	YTD 2026 NOI	YTD 2026	YTD 2026	Revenue	Expense	NOI	Occupancy	Home

West Region
Orange County, CA	4,305	11.5%	96.2%	$3,236	1.9%	4.6%	1.1%	-0.9%	2.8%
San Francisco, CA	3,317	9.5%	97.7%	3,758	7.2%	8.9%	6.4%	0.4%	6.7%
Seattle, WA	2,290	5.4%	97.1%	2,966	1.0%	4.8%	-0.3%	-0.4%	1.4%
Monterey Peninsula, CA	1,567	3.0%	96.7%	2,421	2.7%	2.0%	3.0%	0.5%	2.1%
Los Angeles, CA	1,225	2.9%	96.0%	3,272	-0.3%	4.8%	-2.5%	-0.7%	0.4%
	12,704	32.3%	96.8%	3,227	3.2%	5.8%	2.2%	-0.3%	3.4%

Northeast Region
Boston, MA	4,667	11.8%	96.5%	3,371	1.3%	4.4%	0.0%	-0.5%	1.9%
New York, NY	1,945	6.2%	98.0%	5,279	4.1%	1.4%	6.3%	0.1%	4.0%
Philadelphia, PA	1,172	2.1%	96.6%	2,639	3.6%	9.2%	0.8%	-0.4%	4.1%
	7,784	20.1%	96.9%	3,738	2.5%	3.5%	2.0%	-0.4%	2.8%

Mid-Atlantic Region
Metropolitan DC	9,119	16.6%	96.4%	2,516	0.9%	3.9%	-0.5%	-1.0%	1.9%
Baltimore, MD	1,721	2.5%	96.7%	2,128	2.0%	5.6%	0.0%	0.0%	2.1%
	10,840	19.1%	96.4%	2,454	1.1%	4.2%	-0.4%	-0.8%	1.9%

Southeast Region
Tampa, FL	3,611	5.4%	96.5%	2,150	-1.7%	2.1%	-3.6%	-0.4%	-1.3%
Orlando, FL	3,293	4.6%	96.6%	1,904	-1.2%	-0.4%	-1.6%	-0.1%	-1.0%
Nashville, TN	2,055	2.6%	95.4%	1,727	-1.3%	4.9%	-3.8%	-0.9%	-0.3%
	8,959	12.6%	96.3%	1,963	-1.4%	1.8%	-2.9%	-0.4%	-1.0%

Southwest Region
Dallas, TX	7,364	8.8%	96.8%	1,775	-0.3%	1.4%	-1.3%	-0.3%	0.1%
Austin, TX	1,880	2.0%	96.8%	1,717	-5.4%	-4.2%	-6.3%	-0.6%	-4.9%
	9,244	10.8%	96.8%	1,763	-1.4%	0.1%	-2.3%	-0.4%	-1.0%

Other Markets	2,810	5.1%	96.0%	2,363	-0.1%	3.9%	-1.6%	-0.5%	0.5%

Total/Weighted Avg.	52,341	100.0%	96.6%	$2,623	1.3%	3.5%	0.3%	-0.5%	1.8%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

June 30, 2026

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	2Q 2026	2Q 2026	2Q 2026	2Q 2026	2Q 2025	YTD 2026	YTD 2025

West Region	6.2%	7.8%	5.0%	39.1%	38.9%	34.7%	34.8%

Northeast Region	3.3%	1.6%	4.5%	41.6%	44.2%	32.4%	35.1%

Mid-Atlantic Region	1.0%	-4.2%	4.8%	34.8%	41.2%	30.4%	34.6%

Southeast Region	-2.7%	-8.0%	1.7%	45.5%	47.3%	39.6%	42.5%

Southwest Region	-1.7%	-7.9%	3.8%	42.1%	39.2%	36.8%	37.6%

Other Markets	0.3%	-3.4%	3.2%	40.1%	40.5%	35.5%	39.7%

Total/Weighted Avg.	2.1%	-0.6%	4.2%	39.9%	41.3%	34.5%	36.6%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

Development and Land Summary

June 30, 2026

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Market	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

3099 Iowa	Other Southern CA	300	-	$109,599	$133,600	$445	1Q25	3Q26	1Q27	0.7%	N/A
4848 at Alex West	Metropolitan DC	385	-	38,018	181,300	471	2Q26	4Q28	2Q29	N/A	N/A

Total Under Construction		685	-	$147,617	$314,900	$460

Total - Wholly Owned		685	-	$147,617	$314,900	$460

NOI From Wholly-Owned Projects		2Q 26

Projects Under Construction		$(35)
Total		$(35)

Land Summary	Location	UDR Ownership Interest		Real Estate Cost Basis

Total Land (6 parcels)	Various	100%		$216,412

(1)	See Attachment 14 for definitions and other terms.

Attachment 10

Unconsolidated and Debt and Preferred Equity Program Summary

June 30, 2026

(Dollars in Thousands)

(Unaudited) (1)

Unconsolidated Joint Ventures and Partnerships

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share
Portfolio Characteristics	Interest	Comm.	Homes	2Q 26	2Q 26	2Q 26	YTD 26

UDR / MetLife	50%	8	2,127	96.5%	$4,032	$9,001	$19,790
UDR / LaSalle	51%	9	2,564	96.8%	2,494	6,719	13,257
UDR / Carmel Partners	50%	5	710	95.9%	5,732	2,028	2,028

Total		22	5,401	96.6%	$3,514	$17,748	$35,075

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (2)	Debt (2)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,087,713	$616,822	$48,607	4.24%	2027-2030
UDR / LaSalle	861,222	298,005	231,914	5.36%	2028-2033
UDR / Carmel Partners	673,927	227,220	140,521	2.87%	2031

Total	$2,622,862	$1,142,047	$421,042	4.26%

Debt and Preferred Equity Program (3)(4)

				Contractual	Weighted Avg.
		UDR Investment		Return	Years to
Investment Classifications	# of Commitments	Commitment	Balance	Rate	Maturity

Communities - Loans	3	$134,123	$166,421	9.8%	2.0
Communities - Preferred Equity (5)(6)	8	194,287	216,258	10.4%	2.2

Total Debt and Preferred Equity Program	11	$328,410	$382,679	10.1%	2.1

	2Q 26

Income/(loss) from investments	$10,400

					Income/(Loss)
		UDR Investment (8)			from Investments
Other Unconsolidated Investments (7)		Commitment	Funded	Balance	2Q 26 (9)

Total Real Estate Technology and Sustainability Investments		$169,000	$136,057	$158,636	$(1,050)

(1)	See Attachment 14 for definitions and other terms.
(2)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(3)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(4)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amounts funded plus accrued and unpaid return prior to the period end as well as any non-cash impairment losses or loan reserves.
(5)	In April 2026, UDR acquired a 232-home apartment community located in Portland, OR, upon the liquidation of its joint venture interest. In connection with the liquidation, UDR repaid the joint venture's $53.4 million first mortgage and settled its $18.9 million preferred equity investment.
(6)	In June 2026, UDR acquired a 66-home apartment community located in Santa Monica, CA, through the assumption of the developer's equity interest in the joint venture in exchange for approximately 0.1 million UDR LP units. As a result, the joint venture became wholly owned, and UDR began consolidating the community. As part of the transaction, UDR settled its $34.8 million loan investment and $8.3 million preferred equity investment.
(7)	Other unconsolidated investments represent UDR’s investments in nine real estate technology and climate technology funds.
(8)	Investment commitment represents maximum equity contractually required to be funded, and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amounts funded plus undistributed realized/unrealized gain/(loss), less $31.5 million of cash and stock distributed prior to the period end.
(9)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 11

Acquisitions, Dispositions, and Debt and Preferred Equity Program Summary

June 30, 2026

(Dollars in Thousands)

(Unaudited) (1)

Dispositions - Wholly-Owned

					# of	Price per
Date of Sale	Community	Market	Price (2)	Debt (2)	Homes	Home

Mar-26	Steele Creek	Denver, CO	$137,300	$-	218	$630
Mar-26	Rodgers Forge	Baltimore, MD	105,200	-	498	211
Mar-26	Milehouse	Seattle, WA	78,500	-	177	444
Mar-26	Summit West	Tampa, FL	41,000	-	266	154
Jun-26	Legacy Hill	Nashville, TN	41,500	-	206	201

			$403,500	$-	1,365	$296

Consolidations - Debt and Preferred Equity Program (3)

			Consolidation	# of	Value per
Date of Consolidation	Community	Market	Value	Homes	Home

Apr-26	Meetinghouse	Portland, OR	$73,300	232	$316
Jun-26	Junction	Los Angeles, CA	46,300	66	702

			$119,600	298	$401

Investments - Debt and Preferred Equity Program
			UDR	Contractual
			Investment	Return
Date of Investment	Investment Classification	Market	Commitment	Rate

May-26	Communities - Loans (4)	New York, NY	$50,000	7.75%

			$50,000	7.75%

Redemptions - Debt and Preferred Equity Program
			UDR Initial	Proceeds	Proceeds
			Investment	Received at	Received
Date of Redemption	Investment Classification	Market	Commitment	Redemption	Life to Date

Feb-26	Communities - Preferred Equity	Various	$102,000	$104,822	$132,600
Feb-26	Communities - Preferred Equity	Washington, DC	52,163	34,042	72,515
			$154,163	$138,864	$205,115

(1)	See Attachment 14 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness, and excludes deferred financing costs.
(3)	See footnotes 5 and 6 on Attachment 10 for details.
(4)	The loan investment's effective interest rate is approximately 8.0%, including the impact of the loan origination fee.

Attachment 12

Capital Expenditure and Repair and Maintenance Summary

June 30, 2026

(In thousands, except Cost per Home)

(Unaudited) (1)

	Three Months		Six Months
	Ended	Cost	Ended	Cost
Capital Expenditures for Consolidated Homes (2)	June 30, 2026	per Home	June 30, 2026	per Home

Average number of homes (3)	54,012		54,433

Total Recurring Cap Ex	$27,011	$500	$46,599	$856

NOI Enhancing Cap Ex	20,648	382	33,713	619

Total Recurring and NOI Enhancing Cap Ex	$47,659	$882	$80,312	$1,475

	Three Months		Six Months
	Ended	Cost	Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)	June 30, 2026	per Home	June 30, 2026	per Home

Average number of homes (3)	54,012		54,433

Total Repair and Maintenance	$26,073	$483	$52,996	$974

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

3Q 2026 and Full-Year 2026 Guidance

June 30, 2026

(Unaudited) (1)

				Full-Year 2026 Guidance
				Change from
Net Income, FFO and FFO as Adjusted per Share and Unit Guidance	3Q 2026	Full-Year 2026	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.13 to $0.15	$1.03 to $1.11	$0.91 to $1.01	$0.11
FFO per common share and unit, diluted	$0.63 to $0.65	$2.47 to $2.55	$2.48 to $2.58	($0.02)
FFO as Adjusted per common share and unit, diluted	$0.63 to $0.65	$2.49 to $2.57	$2.47 to $2.57	$0.01
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted (in millions)	346.2	348.5	351.3	(2.8)
Annualized dividend per share and unit		$1.74	$1.74	-

				Change from
Same-Store Guidance (Straight-line basis)		Full-Year 2026	Prior Guidance	Prior Midpoint

Revenue growth / (decline)		0.75% to 2.00%	0.25% to 2.25%	0.125%
Expense growth		2.75% to 3.75%	3.00% to 4.50%	(0.50%)
NOI growth / (decline)		0% to 1.25%	-1.00% to 1.25%	0.50%

				Change from
Investment Guidance ($ in millions)		Full-Year 2026	Prior Guidance	Prior Midpoint

Dispositions - Consolidated and Joint Venture (at share)		$400 to $750	$300 to $600	$95
Acquisitions - Consolidated and Joint Venture (at share)		$130 to $300	$100 to $200	$65
Capital Expenditures - Recurring, NOI Enhancing, and Redevelopment		$220 to $260	$220 to $260	-

				Change from
Corporate Expense Guidance ($ in millions)		Full-Year 2026	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$187 to $195	$185 to $195	$1
General and Administrative expense, net of adjustments for FFO as Adjusted		$65 to $75	$65 to $75	-

(1)	See Attachment 14 for definitions and other terms.

Attachment 14(A)

Definitions and Reconciliations

June 30, 2026

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities and the Company’s proportionate share of recurring capital expenditures on unconsolidated partnerships and joint ventures, that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Contractual Return Rate: The Company defines Contractual Return Rate as the rate of return or interest rate that the Company is entitled to receive on a preferred equity investment or loan, as specified in the applicable agreement.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter. Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter. Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

Definitions and Reconciliations

June 30, 2026

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs, software transition related costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2026	YTD 2026
Income/(loss) from unconsolidated entities	$3,271	$22,967
Management fee	1,055	2,159
Interest expense	6,232	12,408
Depreciation	13,743	28,107
General and administrative	124	262
Preferred Equity Program (excludes loans)	(7,530)	(14,677)
Other (income)/expense	264	291
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	864	(16,167)
Net (gain)/loss on consolidation	(275)	(275)
Total Joint Venture NOI at UDR's Ownership Interest	$17,748	$35,075

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Net income/(loss) attributable to UDR, Inc.	$69,035	$189,831	$222,902	$40,409	$37,673
Property management	13,745	13,758	13,937	13,952	13,747
Other operating expenses	12,966	9,415	7,947	6,975	7,753
Real estate depreciation and amortization	160,120	161,268	163,610	165,926	163,191
Interest expense	47,640	48,576	49,684	50,569	48,665
Casualty-related charges/(recoveries), net	3,073	5,729	3,248	1,755	3,382
General and administrative	18,714	19,364	22,948	22,732	19,929
Tax provision/(benefit), net	429	455	37	382	258
(Income)/loss from unconsolidated entities	(3,271)	(19,696)	(4,934)	(14,011)	(3,629)
Interest income and other (income)/expense, net	(2,596)	(2,434)	(5,406)	(3,714)	(8,134)
Joint venture management and other fees	(2,466)	(2,528)	(4,281)	(2,570)	(2,398)
Other depreciation and amortization	3,451	3,335	4,451	7,009	7,387
(Gain)/loss on sale of real estate owned	(35,704)	(157,416)	(194,974)	-	-
Net income/(loss) attributable to noncontrolling interests	4,620	13,073	15,383	2,721	2,556
Total consolidated NOI	$289,756	$282,730	$294,552	$292,135	$290,380

Attachment 14(C)

Definitions and Reconciliations

June 30, 2026

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a straight-line basis, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

Definitions and Reconciliations

June 30, 2026

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2026 and third quarter of 2026 to forecasted FFO and FFO as Adjusted per share and unit:

	Full-Year 2026
	Low	High

Forecasted net income per diluted share	$1.03	$1.11
Conversion from GAAP share count	(0.09)	(0.09)
Net gain on the sale of depreciable real estate owned	(0.55)	(0.55)
Depreciation	2.00	2.00
Noncontrolling interests	0.07	0.07
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.47	$2.55
Legal and other costs	0.04	0.04
Casualty-related charges/(recoveries)	0.02	0.02
Realized/unrealized (gain)/loss on real estate technology investments	(0.04)	(0.04)
Forecasted FFO as Adjusted per diluted share and unit	$2.49	$2.57

	3Q 2026
	Low	High

Forecasted net income per diluted share	$0.13	$0.15
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.50	0.50
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.63	$0.65
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.63	$0.65

Forward-Looking Statements

June 30, 2026

(Unaudited)

Forward-Looking Statements

Certain statements made in this supplement may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, the impact of tariffs, geopolitical tensions, conflicts and wars, government shutdowns, and changes in immigration, elevated interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and Debt and Preferred Equity Program investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplement, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.